                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 23, 2004

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                          1-31447                     74-0694415
(State or other jurisdiction       (Commission File Number)           (IRS Employer
      of incorporation)                                            Identification No.)


             1111 LOUISIANA
             HOUSTON, TEXAS                                               77002
(Address of principal executive offices)                               (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                           TEXAS GENCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                          1-31449                     76-0695920
(State or other jurisdiction       (Commission File Number)           (IRS Employer
      of incorporation)                                            Identification No.)


             1111 LOUISIANA
             HOUSTON, TEXAS                                               77002
(Address of principal executive offices)                               (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------


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ITEM 5.  OTHER EVENTS.

         On January 23, 2004, CenterPoint Energy, Inc. ("CenterPoint Energy") was notified by Reliant Resources, Inc. ("RRI") that RRI would not exercise its option to purchase CenterPoint Energy's 81% interest in Texas Genco Holdings, Inc. ("Texas Genco"). CenterPoint Energy intends to pursue alternatives to monetize its interest in Texas Genco that include seeking another purchaser and has engaged a financial advisor to assist in that effort. The obligations of CenterPoint Energy and Texas Genco under the option agreement with RRI terminated on January 24, 2004, the date on which the option expired.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CENTERPOINT ENERGY, INC.


Date: January 29, 2004                       By: /s/ James S. Brian
                                                --------------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TEXAS GENCO HOLDINGS, INC.


Date: January 29, 2004                       By: /s/ James S. Brian
                                                --------------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer